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                                                                    EXHIBIT 99.3

                         K. HOVNANIAN ENTERPRISES, INC.

                             OFFER TO EXCHANGE ITS
                          8.000% SENIOR NOTES DUE 2012
                   8.875% SENIOR SUBORDINATED NOTES DUE 2012
                                      AND
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                       AS AMENDED, FOR ANY AND ALL OF ITS
                    OUTSTANDING 8.000% SENIOR NOTES DUE 2012
                                      AND
             OUTSTANDING 8.875% SENIOR SUBORDINATED NOTES DUE 2012

                                                                          , 2002

To Our Clients:

    Enclosed for your consideration is a Prospectus, dated       , 2002 (as the
same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by K. Hovnanian Enterprises, Inc. (the "Issuer"), Hovnanian Enterprises, Inc. (the "Hovnanian"), the parent of the Issuer, and certain other subsidiaries of Hovnanian (together with Hovnanian, the "Guarantors") to exchange $1,000 principal amount of each of the Issuer's 8.000% Senior Notes due 2012 and 8.875% Senior Subordinated Notes due 2012, guaranteed by the Guarantors (collectively, the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 8.000% Senior Notes due 2012 and outstanding 8.875% Senior Subordinated Notes due 2012, guaranteed by the Guarantors (collectively, the "Outstanding Notes"), respectively. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof, upon the terms and subject to the conditions of the enclosed Prospectus and the enclosed Letter of Transmittal (the "Letter of Transmittal"). The Outstanding Notes are unconditionally guaranteed (the "Old Guarantees") by the Guarantors, and the Exchange Notes will be unconditionally guaranteed (the "New Guarantees") by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Guarantors offer to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the outstanding Old Guarantees of the Outstanding Notes for which such Exchange Notes are issued in exchange. Throughout this letter, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offer" include the Guarantor's offer to exchange the New Guarantees for the Old Guarantees, references to the "Exchange Notes" include the related New Guarantees and references to the "Outstanding Notes" include the related Old Guarantees. The Issuer will accept for exchange any and all Outstanding Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus.

    This material is being forwarded to you as the beneficial owner of Outstanding Notes carried by us for your account or benefit but not registered in your name. A tender of such Outstanding Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Issuers urge beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial
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bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender Outstanding Notes in the Exchange
Offer.

    Accordingly, we request instructions as to whether you wish to tender any or all such Outstanding Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. However, we urge you to read the Prospectus carefully before instructing us as to whether or not to tender your Outstanding Notes.

    Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 P.M.,
New York City Time, on       , 2002, unless the Exchange Offer is extended by
the Issuer. The time the Exchange Offer expires is referred to as the "Expiration Date." Tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

    IF YOU WISH TO HAVE US TENDER ANY OR ALL OF YOUR OUTSTANDING NOTES, PLEASE SO INSTRUCT US BY COMPLETING, EXECUTING AND RETURNING TO US THE INSTRUCTION FORM ON THE REVERSE HEREOF.

    The accompanying Letter of Transmittal is furnished to you for your information only and may not be used by you to tender Outstanding Notes held by us and registered in our name for your account or benefit.

    If we do not receive written instructions in accordance with the procedures presented in the Prospectus and the Letter of Transmittal, we will not tender any of the Outstanding Notes on your account.

    Please carefully review the enclosed material as you consider the Exchange Offer.

                                  INSTRUCTIONS

General: If you are the beneficial owner of 8.000% Senior Notes due 2012 please read and follow the instructions under the heading "Instruction to Registered Holder and/or DTC Participant From Beneficial Owner of 8.000% Senior Notes due 2012" below. If you are the beneficial owner of 8.875% Senior Subordinated Notes due 2012 please read and follow the instructions under the heading "Instruction to Registered Holder and/or DTC Participant From Beneficial Owner of 8.875% Senior Subordinated Notes due 2012" below.

INSTRUCTION TO REGISTERED HOLDER AND/OR DTC PARTICIPANT FROM BENEFICIAL OWNER OF
                          8.000% SENIOR NOTES DUE 2012

    The undersigned acknowledge(s) receipt of the Prospectus dated             ,
2002 as the same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by K. Hovnanian Enterprises, Inc. (the "Issuer"), Hovnanian Enterprises, Inc. ("Hovnanian"), the parent of the Issuer, and certain other subsidiaries of Hovnanian (together with Hovnanian, the "Guarantors") to exchange $1,000 principal amount of their 8.000% Senior Notes due 2012, guaranteed by the Guarantors (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 8.000% Senior Notes due 2012, guaranteed by the Guarantors (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Notes held by you for the account of the undersigned.

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    The aggregate face amount of the Outstanding Notes held by you for the account of the undersigned is (fill in amount):

    $            of the Outstanding Notes.

    With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

    [ ] To TENDER the following Outstanding Notes held by you for the account of the undersigned (insert principal amount of Outstanding Notes to be tendered, if any):

    $            of the Outstanding Notes.

    [ ] NOT TO TENDER any Outstanding Notes held by you for the account of the undersigned.

    If the undersigned instructs you to tender the Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Notes, including but not limited to the representations that (i) the undersigned is not an affiliate, as defined in Rule 405 under the Securities Act, of the Issuer, (ii) the undersigned is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of Exchange Notes, (iii) the undersigned is acquiring the Exchange Notes in the ordinary course of its business, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Exchange Offer--Resale of Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (vi) if the undersigned is a broker- dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;
(b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Notes.

________________________________________________________________________________
                                   SIGN HERE

Name of Beneficial Owner(s): ___________________________________________________

Signatures(s): _________________________________________________________________

Name(s) (please print): ________________________________________________________

Address(es): ___________________________________________________________________

Area Code and Telephone Number(s): _____________________________________________

Taxpayer Identification or Social Security Number(s): __________________________

Date: __________________________________________________________________________

 _______________________________________________________________________________

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INSTRUCTION TO REGISTERED HOLDER AND/OR DTC PARTICIPANT FROM BENEFICIAL OWNER OF
                   8.875% SENIOR SUBORDINATED NOTES DUE 2012

    The undersigned acknowledge(s) receipt of the Prospectus dated       , 2002
as the same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by K. Hovnanian Enterprises, Inc. (the "Issuer"), Hovnanian Enterprises, Inc. ("Hovnanian"), the parent of the Issuer, and certain other subsidiaries of Hovnanian (together with Hovnanian, the "Guarantors") to exchange $1,000 principal amount of their 8.875% Senior Subordinated Notes due 2012, guaranteed by the Guarantors (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 8.875% Senior Subordinated Notes due 2012, guaranteed by the Guarantors (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Notes held by you for the account of the undersigned.

    The aggregate face amount of the Outstanding Notes held by you for the account of the undersigned is (fill in amount):

    $            of the Outstanding Notes.

    With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

    [ ] To TENDER the following Outstanding Notes held by you for the account of the undersigned (insert principal amount of Outstanding Notes to be tendered, if any):

    $            of the Outstanding Notes.

    [ ] NOT TO TENDER any Outstanding Notes held by you for the account of the undersigned.

    If the undersigned instructs you to tender the Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Notes, including but not limited to the representations that (i) the undersigned is not an affiliate, as defined in Rule 405 under the Securities Act, of the Issuer, (ii) the undersigned is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of Exchange Notes, (iii) the undersigned is acquiring the Exchange Notes in the ordinary course of its business, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in certain no-action letters (see the section of the Prospectus entitled "The Exchange Offer--Resale of Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (vi) if the undersigned is a broker- dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer, however, by so acknowledging and

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by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and
(c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Outstanding Notes.

________________________________________________________________________________
                                   SIGN HERE

Name of Beneficial Owner(s): ___________________________________________________

Signatures(s): _________________________________________________________________

Name(s) (please print): ________________________________________________________

Address(es): ___________________________________________________________________

Area Code and Telephone Number(s): _____________________________________________

Taxpayer Identification or Social Security Number(s): __________________________

Date: __________________________________________________________________________

 _______________________________________________________________________________

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